UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 22, 2006
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                                ONSPAN NETWORKING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


              000-22991                              87-0460247
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      (Commission File Number)           (IRS Employer Identification No.)


               21218 St Andrews Blvd #610 Boca Raton Florida 33433
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               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 542-1334
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              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO MATERIAL AGREEMENT
ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS

          On September 26, 2006, Certain stockholders of OnSpan Networking, Inc. (the "Company") including, Mr. Herbert Tabin, ("Tabin") the CEO and president of the Company, along with stockholder Mr. Gary Schultheis, ("Schultheis") ("the sellers") concluded a sale of stock to current stockholders Richard T. Clark ("Clark") and Joel C. Holt ("Holt") ("the purchasers") and or their nominees under the terms of a Settlement Agreement entered into between the parties on June 21, 2006 (RICHARD T. CLARK AND JOEL C. HOLT V. HERBERT TABIN AND GARY SCHULTHEIS, United States District Court Northern District of Oklahoma, Case No. 03-CV-289K(J). In addition, Clark also agreed to reimburse Daszkal Bolton, LLP., directly, for expenses incurred on behalf of the Company in the amount of $5,000. Clark agreed to pay these expenses incurred by the Company in connection with the completion of the company's quarterly report issued September 18, 2006. Holt and Clark or their nominees acquired 383,501 shares of common stock from the selling stockholders. As of the time of the agreement, there were 1,089,219 shares of common stock issued and outstanding, exclusive of options and warrants. The purchasers acquired approximately 35.21% of the issued and outstanding common stock, exclusive of any shares underlying outstanding options and warrants. Clark and Holt were each stockholders of the company prior to the consummation of the agreements.

          In connection with the sellers sale of stock the sellers also agreed to forgive all indebtedness to the company owed and all options granted. For and in consideration of the forgiveness the sellers were assigned, conveyed and transferred all rights title and interest in and to the internet domain name "Vois.com" together with any and all rights associated therewith, and 100% of the issued and outstanding stock of OnSpan Smarthouse, Inc.

          At the time of the Stock Purchase Agreement, the Company had no active operations or business activities. A decision will be made by the purchasers in the proximate future with regard to potential acquisitions and business opportunities. On September 22, 2006, Mr. Tabin appointed Mr. Michael Pruitt as sole director and president before resigning as the sole officer and director of the Company.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934,the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ONSPAN NETWORKING, INC.

                                        By: /s/ Herbert Tabin
                                            ------------------------
                                            Herbert Tabin, President

DATED: September 22, 2006
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